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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-1 File
No.          of our report dated October 25, 1996, on our audits of the consolidated financial statements and the financial statement schedule of Swisher International Group Inc. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

New York, New York
October 28, 1996.